Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Quadro Acquisition One Corp. (f/k/a Kismet Acquisition Two Corp.) (the “Company”) for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, Dimitri Elkin, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Dated: April 18, 2023

/s/ Dimitri Elkin
Dimitri Elkin
Chief Executive Officer
(Principal Financial Officer)